UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 21, 2005
(Date of earliest event reported)

CGI HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	33-19980-D	87-0450450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5 Revere Drive, Suite 510 Northbrook, Illinois 60062
(Address of Principal Executive Offices)

(847) 562-0177
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CGI Holding Corporation d/b/a Think Partnership Inc., a Nevada corporation (the “Company”) is filing this Current Report on Form 8-K/A in order to amend Form 8-K filed on February 24, 2005 (SEC File No. 33-19980-D), and incorporated herein by reference, to provide certain financial disclosures required by Item 9.01 with respect to the acquisition of Personals Plus, Inc.

Item 9.01                                                 Financial Statements and Exhibits

(a)                                  Financial Statements of the Businesses Acquired.

Attached hereto are the audited balance sheets of Personals Plus, Inc. as of December 31, 2004 and 2003 and the related statements of income, changes in stockholders’ equity and cash flows for the years then ended.

(b)                                 Pro Forma Financial Information

Attached hereto is the consolidated pro forma balance sheet and statement of operations for the year ended December 31, 2004.

This Current Report on Form 8-K/A and attachments hereto contain forward-looking statements.  These statements reflect our current understanding with respect to planned future events and are based on assumptions and subject to risks and uncertainties.  Given these uncertainties, you should not place undue reliance on these forward-looking statements.  These forward looking statements represent our estimates and assumptions only as of the date of this report, and we do not assume any obligation to update any of these statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2005

CGI HOLDING CORPORATION.

	By:	/s/ Gerard M. Jacobs
	Name:	Gerard M. Jacobs
	Title:	President and Chief Executive Officer

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Independent Auditor’s Report

Personals Plus, Inc.

Apollo Beach, Florida

We have audited the accompanying balance sheets of Personals Plus, Inc. as of December 31, 2004 and 2003, and the related statements of income, stockholder’s equity and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Personals Plus, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Blackman Kallick Bartelstein, LLP

May 5, 2005

PERSONALS PLUS, INC.

BALANCE SHEETS

December 31, 2004 and 2003

	2004	2003
ASSETS

Current Assets
Cash	$1,056,616	$478,052
Trade Receivables	13,214	10,161
Total Current Assets	$1,069,830	$488,213

Property and Equipment
Computer Equipment	$107,968	$107,968
Software	3,268	3,268
SubTotal	$111,236	$111,236
Less: Accumulated Depreciation	31,860	9,177
Net Property and Equipment	$79,376	$102,059

Other Assets
Escrow Deposit	$79,566	$0
Intangible Assets	855	0
Total Other Assets	$80,421	$0

TOTAL ASSETS	$1,229,627	$590,272

LIABILITIES AND STOCKHOLDER’S EQUITY

Current Liabilities
Deferred Revenue	$707,817	$656,363
Accrued Expenses	6,871	0
Shareholder Loan Payable	0	215,198
Total Current Liabilities	$714,688	$871,562

Stockholder’s Equity
Common Stock	$100	$100
Additional Paid in Capital	26,917	26,917
Retained Earnings (Accumulated Deficit)	487,922	(308,307)
Total Stockholder’s Equity	$514,939	$(281,290)

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$1,229,627	$590,272

The accompanying notes are an integral part of the Financial Statements.

PERSONALS PLUS, INC.

STATEMENTS OF INCOME

Years Ended December 31, 2004 and 2003

	2004		2003
	AMOUNT	PERCENT	AMOUNT	PERCENT
SALES	$1,605,418	100.00%	$1,089,044	100.00%

COST OF SALES	174,624	10.88	264,401	24.28

GROSS PROFIT	$1,430,794	89.12	$824,643	75.72

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	320,065	19.94	295,666	27.15

INCOME FROM OPERATIONS	$1,110,730	69.19	$528,978	48.57

OTHER INCOME
Miscellaneous Expense	$18,177	1.13	$0	0.00
Interest Income	1,567	0.10	618	0.06
TOTAL OTHER INCOME	$19,745	1.23	$618	0.06

NET INCOME	$1,130,474	70.42%	$529,596	48.63%

The accompanying notes are an integral part of the Financial Statements.

PERSONALS PLUS, INC.

STATEMENT OF CHANGES IN STOCKHOLDER’S EQUITY

Years Ended December 31, 2004 and 2003

	COMMON STOCK	ADDITIONAL PAID-IN CAPITAL	(ACCUMULATED) (DEFICIT) RETAINED EARNINGS	SOLE PROPRIETOR’S CAPITAL	TOTAL

Balance - January 1, 2003	$0	$0	$0	$241,452	$241,452

Transfer of sole proprietor’s net assets to corporation effective June 1, 2003	100	26,917	214,435	(241,452)	0

Net Income	0	0	529,596	0	529,596

Distributions	0	0	(1,052,338)	0	(1,052,338)

Balance December 31, 2003	$100	$26,917	$(308,307)	$0	$(281,290)

Net Income			1,130,474	0	1,130,474

Distributions			(334,245)	0	(334,245)

Balance December 31, 2004	$100	$26,917	$487,922	$0	$514,939

The accompanying notes are an integral part of the Financial Statements.

PERSONALS PLUS, INC.

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2004 and 2003

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,130,474	$529,596
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Depreciation	22,778	25,007
(Increase) Decrease in Assets:
Trade Receivables	(3,053)	566
Escrow Deposit	(79,566)	0
Increase (Decrease) in Liabilities:
Accounts Payable	0	(23,918)
Deferred Revenue	51,454	212,907
Accrued Expenses	6,871	0
NET CASH PROVIDED BY OPERATING ACTIVITIES	$1,128,958	$744,158

NET CASH USED IN INVESTING ACTIVITIES —
Assets Acquired	$(950)	(113,745)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on Stockholders Loans	$(215,198)	$(142,023)
Distributions to Shareholders	(334,245)	(569,805)
NET CASH USED IN FINANCING ACTIVITES	$(549,444)	$(711,828)

NET INCREASE (DECREASE) IN CASH	$578,565	$(81,415)

CASH - Beginning of Year	478,052	559,467

CASH - End of Year	$1,056,617	$478,052

Noncash Investing and Financing Activities

During 2003, the Company’s structure changed from a sole proprietorship to an S corporation.  At that time, $125,312 of property and equipment was distributed to the stockholder in a noncash transaction.  The net book value of these assets approximated their fair value. In additon, a stockholder loan of $357,221 was created through a constructive distribution to the stockholder and loan back to the Company.

The accompanying notes are an integral part of the Financial Statements.

Personals Plus, Inc.

NOTES TO FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003

NOTE A - PRINCIPLES OF COMBINATION AND BUSINESS ACTIVITIES

Personals Plus, Inc. offers an online dating community designed to allow individuals to search for individuals that are looking for certain lifestyles. Users specify the type of person or couple they are looking for and then make contact with that individual or individuals.

The Company was a sole proprietorship from inception until June 1, 2003, at which time it incorporated as an S Corporation.  In 2003, the financial statements included both the accounts of the sole proprietorship and the S Corporation.  Under SEC guidelines, the financial statements should include information for the time the business has been in existence.  Although the legal structure of the Company did change, the nature of the business did not change.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

Revenue Recognition

Revenue is recognized on monthly and multi- monthly subscription contracts on a straight-line basis over the term of the contract.

Trade Receivables

Receivables are carried at original invoice amount.  No provision for doubtful accounts has been made as of December 31, 2004 and 2003, as management considers all amounts fully collectible.   Receivables are written off when deemed uncollectible.

Depreciation

Property and equipment are stated at cost.  Depreciation is provided on the straight-line method for financial statement.  Repairs and maintenance are expensed as incurred.  The estimated useful lives of the assets are as follows:

Personals Plus, Inc.

NOTES TO FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003

Equipment	5 years
Software	3 years

Income Taxes

The Company was a sole proprietorship from inception until June 1, 2003 at which time they incorporated and elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code.  Accordingly, the stockholders will be taxed on the entity’s taxable income.  As a result of this change, no provision or liability for federal or state income taxes has been provided for in the combined financial statements for the all periods presented.

NOTE C - CASH

Cash deposits held by the bank exceeded FDIC-insured limits by $718,400 and $198,473 as of December 31, 2004 and 2003, respectively.  The Company has not experienced any losses in such accounts.  The Company believes it is not exposed to any significant credit risk on cash.

NOTE D - ESCROW DEPOSIT

Escrow deposit represents funds withheld by third-party credit card processors as provided in the service agreement. This deposit will be refunded to the company upon termination of the agreement.

NOTE E - STOCKHOLDER LOAN

The stockholder loan is noninterest bearing and due on demand.

NOTE F — OPERATING LEASES

The Company entered into two leases; one for computer equipment and one for web hosting.  The computer equipment lease expires in February 2008.  The web hosting service agreement expires in June 2007.  The following is a schedule by year of future minimum lease payments under operating leases as of December 31, 2004:

Year Ending December 31:
2005	$93,432
2006	93,432
2007	48,522
2008	301
$235,687

Rental expense for operating leases was $101,170 and $100,162 for the years ended December 31, 2004 and 2003, respectively.

Personals Plus, Inc.

NOTES TO FINANCIAL STATEMENTS

Years Ended December 31, 2004 and 2003

NOTE G - STOCKHOLDER’S EQUITY

The Company has 10,000 shares of common stock authorized, and 100 shares issued and outstanding of $1.00 par value common stock.

NOTE H – ADVERTISING COSTS

Advertising costs are expensed when incurred, and were $0 in 2004 and $5,301 in 2003.

NOTE I - OPERATIONS

The Company maintains its headquarters in and conducts its operations from a personal residence.  Limited expenses related to the use of the residence have been included, either directly or by allocation, in the Company’s statement of income and stockholder’s equity.  Therefore, certain expenses, such as rent, utilities or depreciation, which are generally present in the financial statements of other companies engaged in similar businesses, are not reflected in the Company’s financial statements.

NOTE J - SUBSEQUENT EVENT

On February 21, 2005, the Company entered into a merger agreement with CGI Holding Corporation (CGI) for the purchase of the Company by CGI.

CGI HOLDING CORPORATION, INC.

CONSOLIDATED PRO FORMA BALANCE SHEET

DECEMBER 31, 2004

	CGI	Personals Plus	Pro Forma Adjustments	Total

CURRENT ASSETS
Cash	17,160,520	1,056,616	(2,262,500)	15,954,636
Restricted Cash	427,153	—		427,153
Accounts Receivable	1,975,356	13,214		1,988,570
Unbilled Revenue	2,659,303	—		2,659,303
Allowance for Bad Debts	(220,710)	—		(220,710)
Other Current Assets	906,980	—		906,980
Deferred Tax Asset	147,840	—		147,840

Total Current Assets	23,056,442	1,069,830	(2,262,500)	21,863,772

NET PROPERTY AND EQUIPMENT	1,307,398	79,376	—	1,386,774

OTHER ASSETS
Deferred Tax Asset	700,626	—		700,626
Intangible Assets	1,100,626	—	4,010,161	5,110,787
Goodwill	7,717,068	—		7,717,068
Other Assets	251,132	80,421		331,553
TOTAL OTHER ASSETS	9,769,452	80,421	4,010,161	13,860,034

TOTAL ASSETS	34,133,292	1,229,627	1,747,661	37,110,580

CURRENT LIABILITIES
Current Portion of Long Term Debt	571,773	—		571,773
Notes Payable-Line of Credit	—	—		—
Accounts Payable	706,467	—		706,467
Accrued Income Taxes	547,104	—		547,104
Deferred Revenue	933,370	707,817		1,641,187
Accrued Liabilities	1,111,107	6,871		1,117,978

TOTAL CURRENT LIABILITIES	3,869,821	714,688	—	4,584,509

TOTAL LONG TERM LIABILITIES	974,297	—	—	974,297

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.001 par value, 5,000,000 shares authorized; no shares issued or outstanding	—			—
Common Stock, $0.001 par value, 100,000,000 shares authorized, 25,490,936 shares issued and 22,990,936 outstanding	33,984	100	426	34,510
Additional Paid In Capital	30,658,266	26,917	2,235,157	32,920,340
Retained Earnings	(863,076)	487,922	(487,922)	(863,076)
Treasury Stock	(540,000)			(540,000)

TOTAL STOCKHOLDERS’ EQUITY	29,289,174	514,939	1,747,661	31,551,774

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	34,133,292	1,229,627	1,747,661	37,110,580

CGI HOLDING CORPORATION, INC.

CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004

TWELVE MONTHS ENDED DECEMBER 31, 2004

	CGI	Personals Plus		Pro Forma Adjustments	Total

SALES	21,473,565	1,605,418			23,078,983

COST OF GOODS SOLD	4,057,843	174,624			4,232,467

GROSS PROFIT	17,415,722	1,430,794			18,846,516

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	12,691,946	320,065	A	120,000	13,132,011

INCOME FROM OPERATIONS	4,723,776	1,110,729			5,714,505

OTHER INCOME (EXPENSES)
Other Income(Expense)	24,862	18,177			43,039
Interest Income	22,163	1,567			23,730
Interest Expense	(44,602)	—			(44,602)

TOTAL OTHER INCOME (EXPENSE)	2,423	19,744			22,167

INCOME BEFORE INCOME TAX PROVISION	4,726,199	1,130,473			5,736,672

INCOME TAX PROVISION
Current Tax Expense	1,786,233	—	B	380,241	2,166,473
TOTAL INCOME TAX PROVISION	1,786,233	—			2,166,473

NET INCOME/LOSS	2,929,769	1,130,473			3,570,198

Net Income per common share
Basic					$0.14
Fully Diluted					$0.12

WEIGHTED AVERAGE
Basic					25,759,211
Fully Diluted					31,690,548

PRO FORMA ADJUSTMENTS

Note A - Intangible Asset Amortization

This adjustment reflects the amount of amortization that would have been recognized from the acquired intangible assets during the period reflected.

Note B - Income Tax Adjustment

This adjustment reflects the estimated combined income tax affect that would have been recognized using applicable state and federal tax rates in effect during the periods presented.